UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 24, 2023
Latch, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39688	85-3087759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 N Price Road, Suite 2, Olivette, MO 63132
(Address of principal executive offices, Including Zip Code)

(314) 200-5218
Registrant’s telephone number, including area code
508 West 26th Street, Suite 6G, New York, New York 10001
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LTCH	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common stock at an exercise price of $11.50 per share	LTCHW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 24, 2023, the Board of Directors (the “Board”) of Latch, Inc. (the “Company”) approved a temporary modification to the compensation of Jamie Siminoff, Chief Strategy Officer (the “Siminoff Compensation Adjustment”). The Board previously approved a temporary modification to the compensation of David Lillis, Senior Vice President of Finance, (the “Lillis Compensation Adjustment” and, together with the Siminoff Compensation Adjustment, the “Temporary Compensation Adjustments”). The Board approved the Temporary Compensation Adjustments (i) in recognition of the extended Restatement process (as discussed in Item 8.01 below) and (ii) because the Company is, due to applicable securities rules and regulations, unable to award equity compensation to Messrs. Siminoff and Lillis pending completion of the Restatement and delinquent periodic reports described below.
Pursuant to the Siminoff Compensation Adjustment, which is effective as of November 1, 2023, Mr. Siminoff will receive additional annualized cash compensation of $1,550,000, payable in semimonthly installments. The Siminoff Compensation Adjustment will remain in effect until the earlier of (i) July 31, 2024, (ii) the successful listing of the Company on a national securities exchange or (iii) termination of the Siminoff Compensation Adjustment by the Board or the Compensation Committee of the Board.
Prior to the effectiveness of the Siminoff Compensation Adjustment, Mr. Siminoff received an annual base salary of $200,000 with an annual bonus opportunity of $500,000, adjusted upward based on certain share price thresholds. He will continue to receive his base salary (for total annualized compensation of $1,750,000) but will not be eligible to receive any annual bonus while the Siminoff Compensation Adjustment is in effect.
Pursuant to the Lillis Compensation Adjustment, which is effective as of August 4, 2023, Mr. Lillis will receive additional annualized cash compensation of $475,000 payable in semimonthly installments. The Lillis Compensation Adjustment will remain in effect until the earlier of (i) July 31, 2024, (ii) the successful listing of the Company on a national securities exchange or (iii) termination of the Lillis Compensation Adjustment by the Board, the Compensation Committee of the Board or the Company’s chief executive officer.
Prior to the effectiveness of the Lillis Compensation Adjustment, Mr. Lillis received an annual base salary of $350,000 with an annual target bonus of 50% of his base salary. He will continue to receive his base salary (for total annualized compensation of $825,000) but will not be eligible to receive any annual bonus while the Lillis Compensation Adjustment is in effect.
While the Temporary Compensation Adjustments remain in effect, Messrs. Siminoff and Lillis will not be eligible to receive any awards under the Company’s equity incentive plan.

Item 8.01.    Other Events.

Restatement Update
While the Company continues to work diligently towards completing the ongoing effort to restate its consolidated financial statements for 2019, 2020, 2021 and the first quarter of 2022 (the “Restatement”) and filing its delinquent periodic reports with the Securities and Exchange Commission (the “SEC”) as soon as practicable, it is unable to provide an estimated timeframe for completion of the Restatement and filing of the delinquent reports. However, the Company does not anticipate completing the Restatement or filing any of the delinquent reports during 2023.
Jason Keyes, Interim Chief Executive Officer, and Marc Landy, Interim Chief Financial Officer, continue to lead the Company’s Restatement efforts. The Company expects Messrs. Siminoff and Lillis to be appointed as the Company’s Chief Executive Officer and Chief Financial Officer, respectively, following completion of the Restatement.

Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “would,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward-looking information includes, but is not limited to, statements regarding: the Company’s future products, performance, and operations, and the related benefits to stockholders, customers, and residents; the Company’s strategy; the Company’s ability to file the delinquent periodic reports with the SEC; the Company’s ability to complete the Restatement; the trading of the Company’s securities on the OTC Expert Market or another market; and expected transitions in management. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including: (i) the Company’s ability to complete the Restatement and prepare the delinquent periodic reports; (ii) any changes in the Company’s management; (iii) the performance of the Company’s stock, especially in light of the limited liquidity and depressed trading prices expected as a result of the delisting from Nasdaq; (iv) the Company’s ability to implement business plans and changes and developments in the industry in which the Company competes, including successfully integrating Honest Day’s Work into its operations following the July 3, 2023 closing of the acquisition thereof (the “HDW Acquisition”); (v) the Company’s ability to repay the $22 million aggregate principal amount of promissory notes issued in connection with the HDW Acquisition, for which delisting from Nasdaq as of April 15, 2024 is an event of default; (vi) the Company’s ability to preserve cash given the costs and liabilities associated with the Restatement and any related legal proceedings; (vii) the Company’s ability to access liquidity, through the capital markets or otherwise; and (viii) the Company’s response to any of the aforementioned factors. Many factors could cause actual future events to differ materially from the forward-looking statements in this Report. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the SEC on March 1, 2022, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. The Company does not give any assurance that it will achieve its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Latch, Inc.

Date:	November 27, 2023	By:	/s/ Priyen Patel
		Name:	Priyen Patel
		Title:	Senior Vice President and General Counsel